EATON VANCE EMERGING AND FRONTIER COUNTRIES EQUITY FUND

Supplement to Prospectus and Statement of
Additional Information (“SAI”) dated March 1, 2019

On November 1, 2019, shareholders of Eaton Vance Emerging and Frontier Countries Equity Fund (the “Fund”) approved a change to the Fund’s fundamental policy regarding its ability to invest 25% or more of its total assets in securities of issuers whose principal business activities are in the same industry (i.e., “concentrate” in an industry”), and a parallel change was approved with respect to the Global Macro Capital Opportunities Portfolio, a separate registered investment company in which the Fund invests substantially all of its assets.

Effective immediately:

1.	The following is added as the sixth paragraph in “Principal Investment Strategies” under “Fund Summary” in the Fund’s Prospectus:

The Fund may invest 25% or more of its total assets (i.e., “concentrate”) in an industry under certain circumstances. Generally, the Fund will not purchase a security if, after such purchase, more than 25% of its total assets would be invested in any one industry, except that the Fund may purchase the securities of any issuer, if as a result, no more than 35% of the Fund's total assets would be invested in any industry that accounts for more than 20% of a benchmark index of the Fund. In making this determination, the Fund currently uses its blended benchmark index, which is comprised of 50% MSCI Emerging Markets Index and 50% MSCI Frontier Market Index (the “Blended Index”). In order to determine whether an industry constitutes 20% or more of the Blended Index, the Fund will average (i) the percentage of the MSCI Emerging Markets Index that is represented by that industry, and (ii) the percentage of the MSCI Frontier Markets Index that is represented by that industry, each as of the most recent month end. As of September 30, 2019, the banking industry represented 31.52% of the Blended Index and 24.09% of the Fund’s total assets were invested in the banking industry.

2.	The following is added following “Currency Risk” in “Principal Risks” under “Fund Summary” in the Fund’s Prospectus:

Industry Concentration Risk. The Fund may invest up to 35% of its total assets in any industry that accounts for more than 20% of the Blended Index, which will make the Fund more susceptible to economic, business, political or other factors affecting the issuers in that industry. In general, concentration in an industry can be expected to increase the frequency and magnitude of any increases and decreases in the value of a fund’s shares. Accordingly, a fund that concentrates its investments in a particular industry will involve more risk than a fund that invests more broadly. As of September 30, 2019, the Fund invests approximately 24% of its total assets in the banking industry. Companies in the banking industry include both regional and national commercial banks. Companies in the banking industry are subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults and price competition. The Fund’s investment in the banking industry may change at any time.

3.	The following replaces the sixth investment restriction under “INVESTMENT RESTRICTIONS” in the Fund’s SAI:

(6) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund may purchase the securities of any issuer, if as a result, no more than 35% of the Fund's total assets would be invested in any industry that accounts for more than 20% of a benchmark index of the Fund.

4.	The following is added as the fourth paragraph under “INVESTMENT RESTRICTIONS” in the Fund’s SAI:

The Fund currently intends to use the Blended Index as the basis for determining its ability to concentrate its investments in a particular industry. The Fund does not consider the use of the Blended Index for this purpose to be fundamental, and therefore the Fund may, in the future, choose to use a different index or blend of indices for this purpose without shareholder approval.

November 4, 2019	33510 11.4.19